EXHIBIT 10.55

EXECUTION VERSION
SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
(Sale of Membership Interests in the Owners of Hotel Portfolios Consisting of One Hundred Ninety-Seven (197) Hotel Properties)
This SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”), is made and effective as of February 28, 2021 (the “Effective Date”), among CBM SELLER, INNKEEPERS SELLER, K-PARTNERS SELLER, MIAMI SELLER, NEP SELLER, and THL SELLER (each, a “Selling Entity” and collectively, “Seller”), and SILVERPLATE CAPITAL PARTNERS LLC, a Delaware limited liability company (“Buyer”, Buyer and Seller are sometimes referred to in this Amendment, each, individually, as a “Party” and, collectively, as the “Parties”).
RECITALS:
A.    Seller and Buyer entered into that certain Agreement of Purchase and Sale, dated as of September 22, 2020 (the “Initial PSA”), as amended by that certain First Amendment to Agreement of Purchase and Sale, dated as of October 9, 2020 (the “First Amendment”, and, together with the Initial PSA, the “Original PSA”), pursuant to which, among other things, Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the Membership Interests listed on Schedule 1 attached thereto (the “Property”), as more particularly described in the Original PSA.
B.    The Parties now wish to amend the Original PSA as more particularly set forth herein.
C.    The Original PSA, as modified by this Amendment, shall be referred to herein collectively as the “Purchase Agreement”.
NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated into the operative provisions of this Amendment by this reference), the mutual promises, obligations and agreements contained herein, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
1.    Amendments.
(a)    The following new terms are hereby added to the Purchase Agreement in appropriate alphabetical order:
(i)    “Emergency Expenses” means expenses incurred to (a) prevent an immediate threat to the health, safety or welfare of any individual, (b) prevent immediate damage or loss to all or any portion of any Individual Hotel, (c) prevent a violation of Applicable Law, or (d) avoid criminal or material civil liability to a Governmental Authority on the part of Seller.
(ii)    “Second Amendment Date” means February 28, 2021.

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(b)    The following terms are hereby deleted from the Purchase Agreement and replaced in their entirety with the following modified definitions:
(i)    “Consent Approval Date” means March 15, 2021.
(ii)    “Consent Approval Outside Date” means April 15, 2021.
(iii)    “Unacceptable Modifications” means any request or requirement made by an Existing Lender in connection with any Existing Lender’s Consent or any Loan Release and Modification Document which (i) requires a pay down of an Existing Loan, (ii) requires the implementation of additional reserves or an increase in the amount of reserves required, (iii) creates additional recourse obligations or increases existing recourse obligations, (iv) imposes any additional restrictions on transfers of non-controlling interests, (v) increases the interest rate or imposes any other economic terms not currently required by the Existing Loans, or (vi) otherwise materially and adversely changes any other material terms of the Existing Loans, excluding, in each case, any of the foregoing as may be agreed to by either Buyer or Seller, each in their respective sole and absolute discretion and at the sole cost and expense of such Party.
(c)    Section 5.1 of the Original PSA is hereby deleted and replaced in its entirety with the following:
“The Closing and the delivery of all items to be delivered by the Parties at the Closing will be performed through an escrow closing conducted by Escrow Agent on the Closing Date. Except as may otherwise be expressly provided in this Agreement, the Closing Date may not be accelerated or extended without the prior written approval of both Seller and Buyer; provided, however, if any Loan Release and Modification, Franchisor’s Consent, Marriott Manager’s Consent or Ground Lessor’s Consent is not obtained by the Consent Approval Date, and provided Buyer is continuing to act in good faith to effectuate a Closing, Buyer shall have a one-time right to elect to extend the Closing Date to March 31, 2021 (the “Extended Consent Approval Date”) in order to continue to seek the same, so long as Buyer (i) delivers written notice (the “Extension Notice”) to Seller of its election to extend on or before 5:00 p.m. (Eastern Time) on the Consent Approval Date (the “Extension Deadline”) and (ii) delivers to Escrow Agent by bank wire transfer of immediately available funds an additional deposit in the amount of Ten Million and No/100 Dollars ($10,000,000.00) (the “Extension Deposit”) no later than the Extension Deadline. Upon Buyer’s deposit of the Extension Deposit, the Extension Deposit shall become part of the Deposit and all references herein to the “Deposit” shall be deemed to include the Extension Deposit such that the “Deposit” shall mean and refer for all purposes to the aggregate sum of Fifteen Million and No/100 Dollars ($15,000,000.00). The failure of Buyer to deliver the Extension Notice and/or to deliver the Extension Deposit by the Extension Deadline shall result in a waiver of Buyer’s extension option hereunder. If (x) the Closing Date is so extended to the Extended Consent Approval Date and (y) any Loan Release and Modification, Franchisor’s Consent,

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Marriott Manager’s Consent or Ground Lessor’s Consent is not obtained by the Extended Consent Approval Date despite Seller’s and Buyer’s good faith and commercially reasonable efforts, each of Buyer and Seller shall have the right to elect to extend the Closing Date to the Consent Approval Outside Date in order to continue to seek the same if and only if the exercising Party has a reasonable and good faith belief that the applicable Loan Release and Modification, Franchisor’s Consent, Marriott Manager’s Consent or Ground Lessor’s Consent not so obtained by the Extended Consent Approval Date is reasonably likely to be obtained by the Consent Approval Outside Date, so long as such exercising Party delivers written notice to the other Parties of its election to extend on or before 5:00 p.m. (Eastern Time) on the Extended Consent Approval Date. Notwithstanding anything to the contrary set forth in this Agreement, Seller and Buyer may mutually agree to accelerate the Closing Date for the Membership Interests in the Hotel Owners of one or more Hotel Portfolios (but less than all of the Hotel Portfolios) upon the closing conditions set forth in Sections 5.2 and 5.3 below being satisfied for such Membership Interests to a mutually agreeable date notwithstanding that the closing conditions set forth in Sections 5.2 and 5.3 below are not satisfied for the Membership Interests in the Hotel Owners of all of the Hotel Portfolios at such time.”
(d)    Seller shall receive a credit at the Closing in an amount equal to Six Million Five Hundred Fifty Thousand and No/100 Dollars ($6,550,000.00) (such credit, the “Second Amendment Innkeepers Credit”) in respect of one or more payments of certain shortfalls for the Innkeepers Hotel Portfolio representing an amount equal to Thirteen Million One Hundred Thousand and No/100 Dollars ($13,100,000.00) made by Seller or its Affiliates prior to the Second Amendment Date. Seller represents and warrants to Buyer as of the Second Amendment Date that Seller or its Affiliates have made payments for certain shortfalls in an amount equal to Thirteen Million One Hundred Thousand and No/100 Dollars ($13,100,000.00), and Seller has or will provide to Buyer one or more cash flow statements to evidence payment of such shortfall(s). For the avoidance of doubt, the Second Amendment Innkeepers Credit shall be in addition to the credits to be received by Seller at the Closing in the aggregate amount of Five Million Eight Hundred Thousand and No/100 Dollars ($5,800,000.00) pursuant to the terms of the First Amendment.
(e)    The words “If any Loan Documents shall require a pay down of any portion of the Existing Loans prior to the Closing or the funding of a reserve other than from cash flow from the Individual Hotels, no Party shall be obligated to contribute such funds except that” in Section 3.1(c) of the Initial PSA (as modified by Section 1(a) of the First Amendment) are hereby deleted in their entirety and the words “If any Loan Documents shall require a pay down of any portion of the Existing Loans prior to the Closing or the funding of a reserve other than from cash flow from the Individual Hotels, no Party shall be obligated to contribute such funds except that (i) the foregoing shall not relieve any obligation of Buyer or its Affiliates to contribute amounts to any Existing Lender or otherwise in connection with any Existing Loan on or after the Closing as agreed to by Buyer or its Affiliates (each in their sole and absolute

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discretion) with any such Existing Lender in connection with any Loan Release and Modification and (ii)” are hereby substituted therefor.
(f)    Seller represents and warrants to Buyer as of the Second Amendment Date that Seller or its Affiliate contributed at least One Million Six Hundred Ninety-Two Thousand Eight Hundred Sixty-Eight and 34/100 Dollars ($1,692,868.34) from funds in the Excluded Accounts and Amount in connection with the closing of the Pending Loan Modification for the CBM Hotel Portfolio prior to the Closing, which contribution by Seller or its Affiliate satisfies in full Seller’s obligation under Section 3.1(c) of the Initial PSA (as modified by Section 1(a) of the First Amendment) with respect to the CBM Hotel Portfolio as described on Schedule 3.1(c) attached to the Initial PSA.
(g)    (i)    If, at any time between the Second Amendment Date and the Closing Date, Seller or its Affiliates shall make any payment from funds outside of the Acquired Accounts in respect of deferred interest, operating shortfalls, interest shortfalls, working capital replenishment, Emergency Expenses, and/or loan fees and expenses (each such payment, a “Shortfall Payment”) for the Innkeepers Hotel Portfolio representing an amount in excess of Thirteen Million One Hundred Thousand and No/100 Dollars ($13,100,000.00) but less than Seventeen Million Six Hundred Thousand and No/100 Dollars ($17,600,000.00), provided that such Shortfall Payment shall only be made from funds outside of the Acquired Accounts in the event there is either insufficient cash in the Acquired Accounts necessary for such Shortfall Payment or amounts in the Acquired Accounts are not available to be used for the applicable purpose of the Shortfall Payment for any reason, and Seller has provided evidence of such Shortfall Payment (and the basis on which such Shortfall Payment was required) to Buyer as required by subsection (iii) of this Section 1(g), then Seller shall receive a credit at the Closing equal to fifty percent (50%) of the aggregate amount of all such Shortfall Payments made pursuant to this subsection (i) in excess of Thirteen Million One Hundred Thousand and No/100 Dollars ($13,100,000.00) but less than Seventeen Million Six Hundred Thousand and No/100 Dollars ($17,600,000.00).
(ii)    If, at any time between the Second Amendment Date and the Closing Date, Seller or its Affiliates shall make any Shortfall Payment for any Hotel Portfolio, provided that such Shortfall Payment shall only be made from funds outside of the Acquired Accounts in the event there is either insufficient cash in the Acquired Accounts necessary for such Shortfall Payment or amounts in the Acquired Accounts are not available to be used for the applicable purpose of the Shortfall Payment for any reason, and Seller has provided evidence of such Shortfall Payment (and the basis on which such Shortfall Payment was required) to Buyer as required by subsection (iii) of this Section 1(g), then Seller shall receive a credit at the Closing in the aggregate amount of all such Shortfall Payments made pursuant to this subsection (ii). Without limiting the provisions of Section 1(a) of the First Amendment, Section 1(d) above and subsection (i) of this Section 1(g), for the Innkeepers Hotel Portfolio only, Seller shall only have the right to receive a credit at the Closing under this subsection (ii) for Shortfalls Payments in respect of the Innkeepers Hotel Portfolio representing an amount in excess of Seventeen Million Six Hundred Thousand and No/100 Dollars ($17,600,000.00).

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(iii)    As soon as reasonably practicable after any such Shortfall Payment is made by Seller or its Affiliates, Seller shall provide to Buyer (i) one or more cash flow statements to evidence the applicable shortfall(s) in respect of such Shortfall Payment and (ii) confirmation of the payment of such Shortfall Payment with funds outside of the Acquired Accounts.
(h)    With respect to insurance policies obtained by Seller or its Affiliates for which Seller or its Affiliates paid from the Acquired Accounts and which would otherwise be in effect as of the Closing Date but will be cancelled as of the Closing Date, Seller shall pay to Buyer any refunded insurance premiums actually received by Seller or its Affiliates after the Closing Date with respect to any period after the Closing Date promptly after Seller’s receipt of same. Seller agrees to (i) provide termination notices of all applicable insurance policies on the Closing Date effective as of the Closing Date and (ii) use commercially reasonable efforts to obtain all refunds owed for the period following the Closing Date in respect of such prepaid insurance premiums. If Buyer requests that Seller or its Affiliates contest or dispute the amount of any such refunded insurance premiums, such contest or dispute shall be at Buyer’s sole cost and expense. There shall be no credit to Buyer at the Closing in respect of any prepaid insurance premiums unless such refunded insurance premiums are actually received by Seller or its Affiliates prior to or contemporaneously with the Closing.
2.    Miscellaneous.
(a)    Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given to such terms in the Original PSA. Section references in this Amendment shall refer to such sections in the Original PSA unless specifically noted as referring to another agreement.
(b)    This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts when executed and delivered shall be construed together and constitute the same instrument. Counterparts may be delivered electronically. The exchange of copies of this Amendment, any amendments hereto, any signature pages required hereunder or any other documents required or contemplated hereunder by facsimile or Portable Document Format (“PDF”) transmission shall constitute effective execution and delivery of same as to the Parties thereto and may be used in lieu of the original documents for all purposes. Signatures transmitted by facsimile or PDF shall be deemed to be original signatures for all purposes.
(c)    THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO REAL PROPERTY MATTERS DIRECTLY RELATED TO A SINGLE INDIVIDUAL HOTEL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE RESPECTIVE REAL PROPERTY OF SUCH HOTEL IS LOCATED, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AMENDMENT TO THE LAW OF ANOTHER JURISDICTION.

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(d)    Each Party hereby represents that its undersigned representatives are duly authorized to execute this Amendment.
(e)    No person who is not a signatory to this Amendment shall be permitted to rely upon or otherwise enforce any provision contained in this Amendment on the grounds that such person is a third party beneficiary of this Amendment.
(f)    Except as expressly amended by this Amendment, the Original PSA remains unmodified and in full force and effect.
(g)    References herein and in the Original PSA and any instrument or document delivered pursuant to the Original PSA to “the Agreement” or “this Agreement” shall mean the Original PSA, as modified by this Amendment, which shall constitute the entire agreement among the Parties pertaining to the subject matter hereof and shall supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. Except as modified by this Amendment, the Original PSA is hereby ratified and confirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the Original PSA, other than as contemplated herein.
(h)    All Section, clause or paragraph references shall, unless the context expressly requires otherwise, be to sections, clauses or paragraphs of this Amendment. The terms “hereto,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Amendment generally, unless otherwise specifically provided. The term “including” shall mean “including, without limitation,” except where the context otherwise requires.
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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the Effective Date written above.

SELLER:
CBM SELLER:

CMP I OWNER-T, LLC,
a Delaware limited liability company

By:    CMP I Holdings-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

CMP I CAM2-T, LLC,
a Delaware limited liability company

By:    CMP I Holdings-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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INNKEEPERS SELLER:

GRAND PRIX MEZZ BORROWER FIXED LLC,
a Delaware limited liability company

By:    INK Acquisition LLC,
a Delaware limited liability company,
its sole member

By:    Platform Member-T, LLC,
a Delaware limited liability company,
its member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

INK ACQUISITION LLC,
a Delaware limited liability company

By:    Platform Member-T, LLC,
a Delaware limited liability company,
its member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

INK ACQUISITION III LLC,
a Delaware limited liability company

By:    Platform Member Holdings-T CAM2, LLC,
a Delaware limited liability company,
its member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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K-PARTNERS SELLER:

CASTLEBLACK OWNER HOLDINGS, LLC,
a Delaware limited liability company

By:    Castleblack Holdings-T, LLC,
a Delaware limited liability company,
its managing member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

CASTLEBLACK OPERATOR HOLDINGS, LLC,
a Delaware limited liability company

By:    Castleblack-T CAM2, LLC,
a Delaware limited liability company,
its managing member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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MIAMI SELLER:

MC OWNER MB1-T, LLC,
a Delaware limited liability company

By:    MC Holdings-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

MC OPS MB1-T, LLC,
a Delaware limited liability company

By:    MC CAM2-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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NEP SELLER:

NEP OWNER MB2-T, LLC,
a Delaware limited liability company

By:    NEP Owner-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

NEP OPS MB2-T, LLC,
a Delaware limited liability company

By:    NEP CAM2-T, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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THL SELLER:

CNI THL PROPCO HOLDINGS, LLC,
a Delaware limited liability company

By:    CFI RE Holdco, LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

CNI THL OPCO HOLDINGS, LLC,
a Delaware limited liability company

By:    CC RE Holdco Corporation LLC,
a Delaware limited liability company,
its sole member

By:    /s/ Donna Hansen
Name: Donna Hansen
Title: Vice President

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BUYER:
SILVERPLATE CAPITAL PARTNERS LLC,
a Delaware limited liability company

By:     /s/ Paul Womble
Name: Paul Womble
Title: Authorized Signatory

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